UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2007
OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 N. McDowell Blvd.	94954

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(707) 782-0792

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
Signature
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.
     (e) Board Compensation Package and Amended and Restated 2006 Stock Incentive Plan. On April 26, 2007, the Board of Directors of Oculus Innovative Sciences, Inc. (the “Company” or “we”) adopted a Board Compensation Package (the “Compensation Package”) to provide members of the Board and its committees with regular compensation. The Compensation Package provides for cash payments of $25,000 in two equal installments to each of the non-employee members of the Board of Directors. Directors who are members (but not the chairman) of the Audit Committee will receive an additional $5,000 per year. Directors who are members (but not the chairman) of the Compensation Committee will receive an additional $2,000 per year. The chair person of the Board of Directors will receive $15,000 annually, the Lead Director (if different from the chair person) will receive $10,000 annually, the chairperson of the audit committee will receive $10,000 annually, and the chair person of each other committee will receive $5,000 annually.
     The Compensation Committee also recommended to the Board the amendment and restatement of the Company’s 2006 Stock Incentive Plan to include provisions concerning automatic grants to non-employee directors, and the Board adopted such changes, subject to approval of the stockholders. The Compensation Package provides for the grant of options to each non-employee director under the restated Stock Incentive Plan, subject to stockholder approval. If approved by the stockholders, each new director would receive an initial option grant to purchase 50,000 shares of the Company’s Common Stock, which will vest over three years, and each non-employee director will receive an annual grant of an option to purchase 15,000 shares of the Company’s Common Stock, which will vest monthly over a period of one year.
     A copy of the Compensation Package is filed as an exhibit to this report and is incorporated herein by reference. The summary of the Compensation Package set forth above does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 attached hereto and to the Company’s Amended and Restated 2006 Stock Incentive Plan filed as Exhibit 10.2 attached hereto.
     Bonus. The aggregate cash bonus of $15,000 paid to Mr. Bruce Thornton was approved by the Compensation Committee of the Board of Directors on April 26, 2007 based upon the Company’s and Mr. Thornton’s performance for the year ended March 31, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Board Compensation Package

10.2	Amended and Restated 2006 Stock Incentive Plan

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 2, 2007

OCULUS INNOVATIVE SCIENCES, INC.
By:	/s/ Robert Miller
Robert Miller
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Board Compensation Package

10.2	Amended and Restated 2006 Stock Incentive Plan